UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2013

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-15605	58-2511877
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 22, 2013, the Board of Directors of EarthLink, Inc. (the “Company”), upon recommendation of the Corporate Governance and Nominating Committee, appointed R. Gerard Salemme as director effective immediately.  Mr. Salemme has been appointed to serve on the Corporate Governance and Nominating Committee.

Mr. Salemme, 59, has served as Chief Strategy Officer and Executive Vice President at Pendrell Corporation, an intellectual property investment, advisory services and asset management firm since March 2011.  Mr. Salemme also is a member of the Board of Directors of Pendrell Corporation.  He also serves as Chairman of the Board of Directors for RECON Dynamics, LLC, a privately held company offering wireless location and sensor monitoring solutions for asset management.  Since 1997, Mr. Salemme has been a partner in Eagle River Holdings, Inc., a private investment firm formed by Craig McCaw.  Previously he served on the board of directors of Clearwire Corporation from 2004 to 2008.

Mr. Salemme has no relationship with the Company that would require disclosure pursuant to Item 404(a) of the Securities and Exchange Commission Regulation S-K.  Mr. Salemme has no direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party.

On October 23, 2013, the Company issued a press release announcing the appointment of Mr. Salemme.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 22, 2013, the Board of Directors of the Company amended and restated the Company’s Bylaws to add a provision designating the Court of Chancery for the State of Delaware (or in the event that court lacks jurisdiction, another state or federal court located within the State of Delaware) as the sole and exclusive forum for derivative lawsuits brought on the Company’s behalf, actions for breach of fiduciary duty, actions pursuant to the Delaware General Corporation Law or the Company’s Third Restated Certificate of Incorporation or Amended and Restated Bylaws (as either may be amended from time to time) and actions asserting claims governed by the internal affairs doctrine, unless the Company consents to the selection of an alternative forum. The Amended and Restated Bylaws are filed as Exhibit 3.2 to this report and this summary is qualified in its entirety by reference to the Amended and Restated Bylaws.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.2	Sixth Amended and Restated Bylaws
99.1	Press Release dated October 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  October 25, 2013

EARTHLINK, INC.

By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2	Sixth Amended and Restated Bylaws
99.1	Press Release dated October 23, 2013